Exhibit 99.2

WIRELESS AGE COMMUNICATIONS, INC.
BALANCE SHEET
AS AT JUNE 30, 2004
(in US dollars)
                                          Wireless Age     Prime Battery         Marlon          Pro-forma               Pro-forma
                                        Communications,   Products Limited    Distributors      Adjustments
                                              Inc.                               Ltd.

ASSETS
Current
Cash and cash equivalents                        (96,959)            (508)         474,254           327,803                704,590
Accounts receivable-- trade                    1,455,471           23,813           87,455                --              1,566,739
Inventories                                    1,281,836               --          368,754                --              1,650,590
Investments                                    2,420,000               --          449,260          (449,260)             2,420,000
Due to/from related                               40,405         (222,459)              --                --               (182,054)
Prepaid and deposits                             265,861            2,783           24,220                --                292,864
                                      -----------------------------------------------------------------------     ------------------
                                               5,366,614         (196,371)       1,403,943          (121,457)             6,452,729
                                      -----------------------------------------------------------------------     ------------------

Capital Assets                                   414,988            6,997           29,807                --                451,792
Intangible assets                              1,892,188               --               --                --              1,892,188
Goodwill                                       2,855,597               --               --           693,571              3,549,168
                                      -----------------------------------------------------------------------     ------------------
                                              10,529,387         (189,374)       1,433,750           572,114             12,345,877
                                      -----------------------------------------------------------------------     ------------------
LIABILITIES
Current
Accounts payable and accruals                  2,680,202           91,466           33,510                --              2,805,178
Customer Deposits                                 15,753               --               --                --                 15,753
Current portion of long-term debt              2,539,222               --               --                --              2,539,222
                                      -----------------------------------------------------------------------     ------------------
                                               5,235,177           91,466           33,510                --              5,360,153
                                      -----------------------------------------------------------------------     ------------------

Long term debt                                   116,455           37,608          266,674          (189,521)               231,216
Non controlling interest                          48,862               --               --                --                 48,862
                                      -----------------------------------------------------------------------     ------------------
                                               5,400,494          129,074          300,184          (189,521)             5,640,231
                                      -----------------------------------------------------------------------     ------------------

SHAREHOLDERS' EQUITY
Common stock                                      21,111               75          161,327          (159,856)                22,657
Additional paid in capital                     5,418,476               --               --         1,595,642              7,014,118
Retained earnings (deficit)                     (373,843)        (318,523)         989,653          (674,151)              (376,864)
Other comprehensive income                        63,149               --          (17,414)               --                 45,735
                                      -----------------------------------------------------------------------     ------------------
                                               5,128,893         (318,448)       1,133,566           761,635              6,705,646

                                      -----------------------------------------------------------------------     ------------------
                                              10,529,387         (189,374)       1,433,750           572,114             12,345,877
                                      -----------------------------------------------------------------------     ------------------

 Check row                                            --               --               --                --                     --


WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2003
(in US dollars)
                                         Wireless Age       Prime Battery          Marlon         Pro-forma          Pro-forma
                                        Communications    Products Limited      Distributors     Adjustments
                                             Inc.                                   Ltd.

Product
      Sales-- product                        7,111,822          1,189,196             877,817         (32,934)          9,145,901
      Cost of sales-- product                5,411,072            999,944             560,296              --           6,971,312
                                       -----------------------------------------------------------------------  -----------------
Gross profit-- product                       1,700,750            189,252             317,521         (32,934)          2,174,589

Commissions, residuals and royalties         2,156,747                 --                  --              --           2,156,747
                                       -----------------------------------------------------------------------  -----------------

Gross profit                                 3,857,497            189,252             317,521         (32,934)          4,331,336

Selling and administrative expenses          3,616,350            332,896             312,940              --           4,262,186
                                       -----------------------------------------------------------------------  -----------------

Earnings from operations                       241,147           (143,644)              4,581         (32,934)             69,150

Amortization                                   249,223              2,266               5,940              --             257,429
Interest expense                               100,294            144,962               1,311              --             246,567
                                       -----------------------------------------------------------------------  -----------------

Loss before under-noted items                 (108,370)          (290,872)             (2,670)        (32,934)           (434,846)

Other expenses
      Foreign exchange losses (gains)           84,951             26,592                  --              --             111,543
      Other (income)                           (39,973)           (15,497)            (46,155)             --            (101,625)
                                       -----------------------------------------------------------------------  -----------------
                                                44,978             11,095             (46,155)             --               9,918
                                       -----------------------------------------------------------------------  -----------------

Loss before non-controlling interest
  and income taxes                            (153,348)          (301,967)             43,485         (32,934)           (444,764)

Non-controlling interest                        16,041                 --                  --              --              16,041
                                       -----------------------------------------------------------------------  -----------------

Loss before income taxes                      (137,307)          (301,967)             43,485         (32,934)           (428,723)

Income taxes                                        --                 --               7,366              --               7,366
                                       -----------------------------------------------------------------------  -----------------

Loss for the year                             (137,307)          (301,967)             36,119         (32,934)           (436,089)
                                       =======================================================================   ================

Loss per share                                   (0.01)                                                                     (0.02)
                                      ========================================================                   =================
Weighted average number of common
  shares outstanding                        17,537,022            700,000           1,475,563                          19,712,585
                                      ========================================================                   =================


WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE PERIOD ENDED JUNE 30, 2004
(in US dollars)
                                                    Wireless Age       Prime Battery        Marlon       Pro-forma       Pro-forma
                                                   Communications    Products Limited    Distributors   Adjustments
                                                        Inc.                                 Ltd.
Product
      Sales - product                               5,395,592             24,393             396,384           --        5,816,369
      Cost of sales - product                       4,369,675              2,223             229,323           --        4,601,221
                                             --------------------------------------------------------------------   ---------------
Gross profit - product                              1,025,917             22,170             167,061           --        1,215,148

Commissions, residuals and royalties                1,153,786                 --                  --           --        1,153,786
                                             --------------------------------------------------------------------   ---------------

Gross profit                                        2,179,703             22,170             167,061           --        2,368,934

Selling and administrative expenses                 2,340,309                256             167,189           --        2,507,754
                                             --------------------------------------------------------------------   ---------------

Earnings (loss) from operations                      (160,606)            21,914                (128)          --         (138,820)

Amortization                                          114,600              1,226               2,535           --          118,361
Interest expense                                       57,759             48,901                 261           --          106,921
                                             --------------------------------------------------------------------   ---------------

Loss before under-noted items                        (332,965)           (28,213)             (2,924)          --         (364,102)

Other expenses
      Foreign exchange losses (gains)                    (369)                --                  --           --             (369)
      Non-operating interest expense, net             107,770                 --                  --           --          107,770
      (Gain) on disposal of investments              (275,594)                --                  --           --         (275,594)
                                             --------------------------------------------------------------------   ---------------
                                                     (168,193)                --                  --           --         (168,193)
                                             --------------------------------------------------------------------   ---------------

Loss before non-controlling interest                 (164,772)           (28,213)             (2,924)          --         (195,909)

Non-controlling interest                               (1,535)                --                  --           --           (1,535)
                                             --------------------------------------------------------------------   ---------------

Net loss                                             (166,307)           (28,213)             (2,924)          --         (197,444)
                                              ===================================================================   ===============

Loss per share                                          (0.01)                                                               (0.01)
                                              =======================================================               ===============
Weighted average number of common
  shares outstanding                               20,852,229            700,000           1,475,563                    23,027,792
                                              =======================================================               ===============

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE PERIOD ENDED SEPTEMBER 30, 2004
(in US dollars)
                                              Wireless Age      Prime Battery           Marlon        Pro-forma         Pro-forma
                                             Communications    Products Limited      Distributors    Adjustments
                                                  Inc.                                   Ltd.
                                           (Jan 1 - Sep 30)    (Jan 1 - Sep 15)    (Jan 1 - Jul 29)                (Jan 1 - Sep 30)
Product
      Sales - product                           8,615,026             24,479             456,380           --          9,095,885
      Cost of sales - product                   6,929,064              2,230             268,436           --          7,199,730
                                           ------------------------------------------------------------------      --------------
Gross profit - product                          1,685,962             22,249             187,944           --          1,896,155

Commissions, residuals and royalties            1,818,489                 --                  --           --          1,818,489
                                           ------------------------------------------------------------------      --------------

Gross profit                                    3,504,451             22,249             187,944           --          3,714,644

Selling and administrative expenses             3,549,271                333             201,463           --          3,751,067
                                           ------------------------------------------------------------------      --------------

Earnings (loss) from operations                   (44,820)            21,916             (13,519)          --            (36,423)

Amortization                                      174,610              1,639               2,960           --            179,209
Interest expense                                   75,989             49,074                 262           --            125,325
                                           ------------------------------------------------------------------      --------------

Loss before under-noted items                    (295,419)           (28,797)            (16,741)          --           (340,957)

Other expenses
      Foreign exchange losses (gains)               2,163                 --              (3,856)          --             (1,693)
      Non-operating interest expense, net         136,420                 --                  --           --            136,420
      Gain on disposal of investments            (275,594)                --                  --           --           (275,594)
      Other (income)                                1,932                 --                  --           --              1,932
                                           ------------------------------------------------------------------      --------------
                                                 (135,079)                --              (3,856)          --           (138,935)
                                           ------------------------------------------------------------------      --------------

Loss before non-controlling interest             (160,340)           (28,797)            (12,885)          --           (202,022)

Non-controlling interest                           (1,535)                --                  --           --             (1,535)
                                           ------------------------------------------------------------------      --------------

Net loss                                         (161,875)           (28,797)            (12,885)          --           (203,557)
                                           ==================================================================      ==============

Loss per share                                      (0.01)                                                                 (0.01)
                                           -=====================================================                  ==============
Weighted average number of common
  shares outstanding                           21,348,566            700,000           1,475,563                      23,524,129
                                           ======================================================                  ==============

WIRELESS AGE COMMUNICATIONS, INC.
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2003, JUNE 30, 2004 and SEPTEMBER 30, 2004

Note  1 BASIS OF PRESENTATION

      The accompanying pro-forma financial statements give effect to the acquisition of Prime Battery Products Limited ("PBattery") by Wireless Age Communications, Inc. ("Wireless") on September 16, 2004 and the acquisition of Marlon Distributors Ltd. ("Marlon") on July 30, 2004.

      The unaudited pro-forma financial statements of Wireless included herein have been prepared by management of Wireless in accordance with the generally accepted accounting principles of the United States of America. They have been prepared from information derived from the June 30, 2004 (unaudited), the September 30, 2004 (unaudited) and December 31, 2003 (audited) financial statements of Wireless, the June 30, 2004 (unaudited), the September 15, 2004 (unaudited) and the December 31, 2003 (audited) financial statements of PBattery and the June 30, 2004 (unaudited), the July 29, 2004 (unaudited) and the December 31, 2003 (audited) financial statements of Marlon, together with other information available to the corporations. The financial statements of Wireless at September 30, 2004 include the operating results of PBattery and Marlon from the dates of acquisition. In the opinion of management of Wireless, these unaudited pro-forma financial statements include all the adjustments necessary for fair presentation of the acquisition of PBattery and Marlon by Wireless as described below.

      The unaudited pro-forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Wireless, PBattery and Marlon referred to above and included elsewhere in this Form 8-K/A. The Wireless unaudited pro-forma balance sheet has not been provided since this transactions occurred on September 16, 2004 and July 30, 2004 and the acquisitions have been recorded in the September 30, 2004 10QSB previously filed. The unaudited pro-forma financial statements of operations gives the effect to the acquisitions of PBattery and Marlon as if they had occurred at the start of the fiscal period beginning on January 1, 2003. These unaudited pro-forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combinations and related transactions had actually occurred on those dates.

      PBattery is a Canadian company, however, the financial statements of PBattery were prepared in accordance with the generally accepted accounting principles of the United States.

      The financial statements of PBattery and Marlon have been converted from Canadian dollars ("CDN") to United States dollars ("US") as follows:

      - Revenue and expenses for the one year period ended December 31, 2003 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.749738 US.

      - Revenue and expenses for the six month period ended June 30, 2004 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.746352 US.

      - Revenue and expenses for the nine month period ended September 30, 2004 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.753837 US.

Note  2 BUSINESS ACQUISITIONS

      PRIME BATTERY PRODUCTS LIMITED

      On September 16, 2004, Wireless acquired all of the issued and outstanding common shares of PBattery. Wireless entered into a share exchange agreement with the shareholders of PBattery whereby Wireless acquired the outstanding common shares of PBattery in exchange for 700,000 common shares of Wireless.

      The business combination is accounted for using the purchase method. The fair value of the assets and liabilities acquired are as follows:

Current assets                                                            2,135
Capital assets                                                            6,668
Goodwill                                                                589,795
Current liabilities                                                    (331,748)
                                                                     ----------
Net assets acquired at fair values                                   $  266,850
                                                                     ==========

Total consideration:
700,000 common shares of the Company                                     492,450
Less: Consideration allocated to purchase of net assets
                                                                       (225,600)
                                                                     ----------
                                                                     $  266,850
                                                                     ==========

      The excess of purchase price over net assets acquired has been allocated to goodwill.

Note  3 PRO-FORMA ADJUSTMENTS

      The unaudited pro-forma financial statements do not contain any pro-forma adjustments since no inter-company or similar transactions occurred during the period.

Note  4 PRO-FORMA BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

      Pro-forma basic and diluted earnings (loss) per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of Wireless issued pursuant to the acquisition have been outstanding since the beginning of the periods. Diluted earnings per share include potentially dilutive effect of outstanding common stock options and warrants which are convertible to common shares.